UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 17, 2023

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS.

RGC Midstream, LLC (“Midstream”), a wholly owned subsidiary of RGC Resources, Inc. (the “Company”), is a less than 1% equity investment owner in Mountain Valley Pipeline, LLC (the “LLC”), which is constructing a 303-mile natural gas interstate pipeline extending from northern West Virginia to southern Virginia (“MVP”).  On October 18, 2023, the managing partner of the LLC issued a Form 8-K updating the current status of the MVP project with a delay to its previous targeted completion time and an increase in total cost.  The Form 8-K indicated that the LLC is targeting to complete construction of the MVP in the first quarter of 2024, at an estimated total project cost of approximately $7.2 billion (excluding allowance for funds used during construction). The Company is not required to make further capital contributions and anticipates beginning to receive its share of the LLC’s excess cash flow as promptly as practicable following MVP completion and in-service authorization from the Federal Energy Regulatory Commission.

The statements in this filing by the Company that are not historical facts constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s publicly filed reports with the Securities and Exchange Commission (the “SEC”), including those set forth under Item 1A, Risk Factors of the Company’s Annual Report on Form 10-K for the year ended September 30, 2022, filed with the SEC, as updated by the Company’s subsequent filings, which is available at www.sec.gov and on the Company’s website at www.rgcresources.com.

The statements made in this filing are based on information available to the Company as of the date on the cover of this presentation and the Company undertakes no obligation to update any of the forward-looking statements after the date of this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: October 23, 2023	By:	/s/ Paul W. Nester
Paul W. Nester
President and Chief Executive Officer